Comerica Incorporated Morgan Stanley Financials Conference June 13, 2018 Curt Farmer President Muneera Carr Chief Financial Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: Key Strengths

LONG HISTORY	Founded 169 years ago
NIMBLE SIZE $72B IN ASSETS	Products & services of a large bank with the culture of a community bank
ATTRACTIVE FOOTPRINT	Strong presence in Texas, California, & Michigan
PRIMARILY A BUSINESS BANK	Complemented by Retail Bank & Wealth Management
RELATIONSHIP BANKING STRATEGY	Trusted Advisor approach
CONSERVATIVE	Strong capital position, Prudent credit underwriting

Diverse Geography

($ in billions; 1Q18 average)



Loans
$48.4
California
$18.3
38%
Texas
$9.8
20%
Other
Markets
$7.6
16%
Michigan
$12.6
26%
Deposits
$56.1
California
$17.1
31%
Texas
$9.2
16%
Other[1]
$8.6
15%
Michigan
$21.2
38%

3/31/18 • [1]Consists of Other Markets ($7.7B) & Finance/ Other ($0.9B) • Totals shown above may not foot due to rounding

Comerica Bank

3

Second Quarter Update

Loan growth returns & deposit balances have recently stabilized

Average Loans & Deposits: April & May Trends[1]

($ in billions)



47.9
48.7
48.7
48.9
48.4
49.3
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18 thru 5/31



57.8
57.1
56.5
57.6
56.1
55.5
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18 thru 5/31

QTD broad-based average loan growth, led by:

- Technology & Life Sciences (Equity Fund Services)
- General Middle Market in all three major markets
- Seasonal increases in National Dealer Services & Mortgage Banker

QTD deposit activity inline with normal seasonality:

- Seasonal decline in Municipal deposits
- Modest declines in other businesses offset by increase in retail deposits

2Q18 average balances 5/31/18 are preliminary & subject to change • [1]Comparisons of 2Q18 through 5/31/18 vs. 1Q18

Comerica Bank

4

Benefit from Rise in Interest Rates

Drives significant revenue growth

Estimated Additional Net Interest Income FY18 Total $270MM[1]

Impact from FY18 rate increases	FY18 vs. FY17
1Q18 rate increase	~$70MM
2Q18 rate increase	~$35-40MM

Outcomes may vary due to many variables, including balance sheet movements (loan & deposit levels), pace that LIBOR rises, deposit betas as well as incremental funding needs

- Prudent management of loan & deposit pricing
- Greatest net interest margin expansion among peers (1Q18 vs. 1Q17)

Loans Predominantly Floating Rate

($ in billions; 1Q18 Average)



Fixed Rate ~10%
Prime-Based ~15%
60-day+ LIBOR ~15%
30-day LIBOR ~60%
Total $48.4

Deposits Primarily Noninterest-bearing

($ in billions; 1Q18 Average)



Retail Noninterest-bearing 7%
Retail Interest-bearing 29%
Commercial Noninterest-bearing 46%
Commercial Interest-bearing 18%
Total $56.1

3/31/18 • Outlook as of 6/11/18 • [1]Assumes increases in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

5

GEAR Up: Growth in Efficiency And Revenue

Helping drive revenue growth & productivity improvements

	Year	Incremental	Total	Status
Expense Benefits	2016	~$ 25MM+	~$ 25MM+	✓
	2017	~$125MM	~$150MM	✓
	2018	~$ 50MM	~$200MM	In progress
	2019	~$ 15MM	~$215MM	
Revenue Benefits	2017	~$ 30MM	~$ 30MM	✓
	2018	~$ 40MM	~$ 70MM	In progress
	2019	~$ 20MM	~$ 90MM	

- GEAR Up helped drive a 5% increase in fee income & 4% decrease in expenses in FY17
- FY18 plans include migration of apps to cloud as well as streamlining of credit process

Efficiency ratio[1] ≤60% by FYE18 ✓



72%
56%
2Q16
1Q18

Driving to a double-digit ROE ✓



5.44%
14.37%
2Q16
1Q18

Pre-tax $ • Estimates and outlook as of 6/11/18 • GEAR Up initiative launched post 2Q16 • [1]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses)

Comerica Bank

6

TechVision 2020: Preparing for a New Age in Banking

Expense manageable as GEAR Up positioned us well

	Increase Efficiency & Reduce Risk	Enhance Customer Experience
2017	New consumer loans & mortgages platform Behavioral monitoring to reduce wire fraud Integrated Cloud security & resiliency Dealer Floorplan Upgrade New EMV-enabled Debit Cards New End User Colleague Technologies	TM Connect Mobile & Information Reporting Customer Migration to Soft Tokens Retail Mobile App with Integrated Alerts Marketing Analytics Program Comerica Central Upgrade Same Day ACH Debits
2018	Cloud Platform and Migrations End-to-end Credit Platform Customer Relationship Platform Business Process and Robotics Platforms Wire Transfer System Upgrade FX Sales System Upgrade Data Lake Platform Fraud Prevention Platform Data Loss Prevention Wholesale Lockbox Upgrade	Treasury Management Connect Payments Zelle Real Time Payments Contact Center Transformation Comerica Business Connect Portal Upgrade Treasury Information Reporting Uplifts New Teller Platform Experience Frictionless Security Capabilities Upgrade Business Deposit Capture

TechVision 2020
Technology Transformation

Comerica Bank

7

Active Capital Management

Continue to return excess capital to shareholders

2017 CCAR Capital Plan (3Q17-2Q18)

- Equity repurchases up to $605MM[1]
  - Fully executed plan
  - 2Q18 shares repurchased 1.8MM
- Increased dividend effective October 2017 & July 2018

2018 CCAR Capital Plan

- Announcement expected in late June
- Awaiting guidance from regulators on positive impact from Crapo Bill



Book Value Per Share
$39.22
$41.35
$43.03
$44.47
$46.07
$46.38
2013
2014
2015
2016
2017
1Q18



Shareholder Payout
($ in millions)
Dividends
Equity Repurchases[1]
Total Payout[2]
76%
66%
75%
96%
97%
126
143
148
154
193
287
249
242
303
531
2013
2014
2015
2016
2017



Dividends Per Share
$0.68
$0.79
$0.83
$0.89
$1.09
$1.36
2013
2014
2015
2016
2017
2Q18 Annualized[3]

[1]Equity repurchased under equity repurchase program • [2]Total Payout as a percentage of earnings • [3]Based on 2Q18 dividend declared of $0.34/share payable 7/1/18

Comerica Bank

8

Comerica: Well Positioned for the Future Focused on enhancing shareholder value Driving Internal Factors Encouraged by External Factors GROWING Positioned in faster growing TAX Benefits Comerica & our customers REVENUE markets & industries REFORM LONG HISTORY Executing GEAR Up initiative, NIMBLE SIZE INCREASING ECONOMIC U.S. economy remains solid in including technology investments, $74B IN ASSETS EFFICIENCY GROWTH early 2018 to increase capacity & productivity MANAGING RISING Balance sheet well positioned Strong, conservative credit culture RISK RATES for rising rates CAPITAL Increased share buyback by 75% REGULATORY Positive developments on MANAGEMENT & dividend 30% in FY171 RELIEF legislative & supervisory fronts 14Q17 dividend of $0.30 compared to 4Q16 dividend of $0.23 9 Appendix

Financial Summary 1Q18 4Q17 1Q17 Earnings per share1 $1.59 $0.63 $1.11 Adjusted earnings per share1,2 1.54 1.28 1.02 Net interest income $549 $545 $470 Net interest margin 3.41% 3.27% 2.85% Provision for credit losses $12 $17 $16 Noninterest income $244 $285 $271 Adjusted noninterest income2 244 251 245 Noninterest expenses 446 483 457 Adjusted noninterest expenses2 430 431 420 Net income 281 112 202 Adjusted net income2 271 226 185 Efficiency ratio3 56.33% 58.14% 61.71% Return on average common shareholders’ equity 14.37 5.58 10.42 Return on average assets 1.62 0.62 1.14 Common equity Tier 1 capital ratio 11.98% 11.68% 11.55% Average diluted shares (millions) 175 176 180 $ in millions, except per share data ● 1Diluted earnings per common share ● 2See Reconciliation of Non-GAAP Financial Measures located in Appendix ● 3Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses) 11 1Q18 Financial Accomplishments 39% increase in net income & ROE increased to 14% GROWING Prudent management of loan & deposit pricing drove 17% increase in net interest income REVENUE Execution of GEAR Up continued to drive growth in Card Fees1, Fiduciary & Brokerage Focus on Relationships Maintained strong credit metrics MANAGING• % RISK Net charge-offs remain low at 23 bps INCREASING Efficiency ratio improves to 56%, from 62% EFFICIENCY CAPITAL $201MM returned to shareholders, a 37% increase MANAGEMENT Average diluted shares declined 5MM 3/31/18; 1Q18 compared to 1Q17 ● 1Growth in Card Fees excludes accounting change 12

Reconciliation of Adjusted Net Income

($ in millions, except per share data)	1Q18 $	1Q18 Per Share[1]	4Q17 $	4Q17 Per Share[1]	1Q17 $	1Q17 Per Share[1]
Net income	$281	$1.59	$112	$0.63	$202	$1.11
Restructuring charges[2]	12	0.07	8	0.04	7	0.04
Deferred tax adjustment	(3)	(0.01)	107	0.61	—	—
One-time employee bonus[2]	—	—	3	0.02	—	—
Tax benefits from employee stock transactions	(19)	(0.11)	(4)	(0.02)	(24)	(0.13)
Adjusted net income	**$271**	$1.54	**$226**	$1.28	**$185**	$1.02
ROA	1.62%		0.62%		1.14%	
Adjusted ROA[3]	1.56		1.26		1.05	
ROE	14.37		5.58		10.42	
Adjusted ROE[3]	13.85		11.24		9.56	
Efficiency Ratio	56.33		58.14		61.71	
Adjusted Efficiency[3]	54.32		54.23		58.79	

[1]Based on diluted average common shares • [2]Net of tax • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

13

First Quarter 2018 Results

Reflect continued drive for greater efficiency & higher returns

	1Q18	Change From 4Q17	Change From 1Q17
Average loans	$48,421	$(512)	$521
Average deposits	56,090	(1,551)	(1,689)
Net interest income	$549	$4	$79
Provision for credit losses	12	(5)	(4)
Noninterest income	244	(41)	(27)
Adjusted noninterest income[1]	244	(7)	(1)
Noninterest expenses	446	(37)	(11)
Adjusted noninterest expenses[1]	430	(1)	10
Provision for income tax	54	(164)	(12)
Net income	281	169	79
Earnings per share[2]	$1.59	$0.96	$0.48
Adjusted earnings per share[1,2]	1.54	0.26	0.52
Equity repurchases[3]	$149	$1	$44

See slide 35 for detail on adoption of revenue & pension accounting standards

Key QoQ Performance Drivers

- Loans reflect seasonality in Mortgage Banker & decline in Corporate Banking
- Deposits show typical 1Q decline
- Net interest income benefitted from rate increase partly offset by 2 fewer days
- Credit metrics remain strong
- Noninterest income decreased with lower syndication fees & BOLI
- Noninterest expenses declined with lower outside processing, advertising & business tax refund, partly offset by annual stock comp
- Lower tax due to lower tax rate, large 4Q17 adjustment to deferred taxes & benefits from employee stock transactions
- Active capital management continued

$ in millions, except per share data • 1Q18 compared to 4Q17 • [1]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [2]Diluted earnings per common share • [3]1Q18 repurchases under the equity repurchase program

Comerica Bank

14

1Q18 Seasonality Impacts Loans
Loan yield increased 22 basis points



Total Loans
($ in billions)
Loan Yields
47.9
48.7
48.7
48.9
48.4
49.2
49.2
3.56
3.73
4.08
4.04
4.26
1Q17
2Q17
3Q17
4Q17
1Q18
4Q17
1Q18
Average Balances
Period-end

1Q18 compared to 4Q17

Average loans
- $427MM Mortgage Banker Finance
- $413MM Corporate Banking
- $127MM Energy
+ $197MM National Dealer Services
+ $ 86MM General Middle Market

Period-end loans stable

Loan yield +22 bps
+ 27 bps due to increase in rates
- 3 bps other dynamics
- 2 bps nonaccrual interest

Loans increased $521MM 1Q18 v. 1Q17



($ in billions; Average)
National Dealer Services
561
Technology & Life Sciences
361
US Banking
115
International
(197)
Energy
(272)

Comerica Bank

15

Average Loans by Business and Market

By Line of Business	1Q18	4Q17	1Q17
Middle Market			
General	$11.8	$11.7	$11.9
Energy	1.9	2.0	2.1
National Dealer Services	7.3	7.1	6.8
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.5	3.5	3.2
Environmental Services	1.0	1.0	0.9
Total Middle Market	$26.2	$26.0	$25.4
Corporate Banking			
US Banking	3.2	3.4	3.0
International	1.3	1.4	1.5
Mortgage Banker Finance	1.4	1.9	1.5
Commercial Real Estate	5.3	5.2	5.3
BUSINESS BANK	**$37.4**	**$37.9**	**$36.8**
Small Business	3.7	3.8	3.8
Retail Banking	2.1	2.1	2.1
RETAIL BANK	**$5.8**	**$5.8**	**$5.9**
Private Banking	5.2	5.2	5.2
WEALTH MANAGEMENT	**$5.2**	**$5.2**	**$5.3**
TOTAL	**$48.4**	**$48.9**	**$47.9**

By Market	1Q18	4Q17	1Q17
Michigan	$12.6	$12.8	$12.6
California	18.3	18.2	17.7
Texas	9.8	9.8	10.1
Other Markets[1]	7.6	8.1	7.5
TOTAL	**$48.4**	**$48.9**	**$47.9**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

16

1Q18 Deposits Decline with Seasonality

Deposits rates remain low



Total Deposits
($ in billions; Average)
Deposit Rates¹
57.8
57.1
56.5
57.6
56.1
57.9
57.6
0.14
0.15
0.16
0.19
0.25
1Q17
2Q17
3Q17
4Q17
1Q18
4Q17
1Q18
Average Balances
Period-end

Average deposits

- Noninterest-bearing declined $1.9B
- Interest-bearing increased $360MM
- March deposits grew $745MM over February

Loan to deposit ratio[2] of 85%

Continued prudent management of rates



Deposit Seasonality
(Average)
1Q18 / 4Q17
-2.7%
1Q17 / 4Q16
-3.1%
1Q16 / 4Q15
-5.1%

1Q18 compared to 4Q17 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/18

Comerica Bank

17

Average Deposits by Business and Market

By Line of Business	1Q18	4Q17	1Q17
Middle Market			
General	$14.0	$14.6	$15.0
Energy	0.6	0.6	1.0
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.9	5.7	5.7
Environmental Services	0.2	0.2	0.1
Total Middle Market	$21.1	$21.5	$22.3
Corporate Banking			
US Banking	2.0	2.4	$2.4
International	2.0	2.1	2.2
Mortgage Banker Finance	0.6	0.6	0.7
Commercial Real Estate	1.6	2.1	2.1
BUSINESS BANK	**$27.3**	**$28.7**	**$29.6**
Small Business	3.2	3.3	3.2
Retail Banking	20.9	20.9	20.6
RETAIL BANK	**$24.1**	**$24.2**	**$23.8**
Private Banking	3.6	4.0	3.7
WEALTH MANAGEMENT	**$3.8**	**$4.2**	**$4.0**
Finance/ Other[2]	0.9	0.5	0.4
TOTAL	**$56.1**	**$57.6**	**$57.8**

By Market	1Q18	4Q17	1Q17
Michigan	$21.2	$21.8	$22.1
California	17.1	18.2	17.2
Texas	9.2	9.4	10.1
Other Markets[1]	7.7	7.7	7.9
Finance/ Other[2]	0.9	0.5	0.4
TOTAL	**$56.1**	**$57.6**	**$57.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

18

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Office 8%
Single Family 7%
Multi use 4%
Commercial 11%
Land Carry 5%
Retail 11%
Total $4,665
Other 5%
Multifamily 49%

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Michigan 5%
Other 16%
California 44%
Total $4,665
Texas 35%

Period-end Loans[2]

($ in billions)



5.3
5.2
5.2
5.1
5.3
1Q17
2Q17
3Q17
4Q17
1Q18

Criticized Loans[3]

($ in millions)



% CRE Criticized
73
96
120
66
64
1.4%
1.9%
2.3%
1.3%
1.2%
1Q17
2Q17
3Q17
4Q17
1Q18

Net Charge-offs (Recoveries)

($ in millions)



-
(2)
-
-
-
1Q17
2Q17
3Q17
4Q17
1Q18

3/31/18 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

19

Energy Line of Business

Credit quality continues to improve; balances stable

Energy Line of Business Loans

($ in millions; Period-end)



Midstream
Services
Exploration & Production
1,955
2,047
2,077
1,836
1,848
1,360
1,443
1,530
1,346
1,395
268
258
239
195
152
327
346
308
295
301
1Q17
2Q17
3Q17
4Q17
1Q18



Total Commitments
Utilization Rate
4,151
4,175
4,095
3,802
3,608
45%
47%
48%
47%
48%
1Q17
2Q17
3Q17
4Q17
1Q18

- Focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Expect to maintain portfolio at ~4% of total loans
- Robust analysis of collateral (97% of loans have security at 12/31)

Energy Line of Business Criticized Loans[1]

($ in millions)



NALs
871
769
627
508
468
266
225
167
108
102
1Q17
2Q17
3Q17
4Q17
1Q18

3/31/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

20

recreational vehicles, non-floor planloans) and 3/31/18 3/31/18 . . . . . . Other Asian Other 11% 65+ years of floor plan lending of floorplan years 65+ National DealerServices 50+ years experiencewith reputati Finance Mortgage Banker ● ● Toyota/Lexus 12% As of 1Q18: Strong credit qualityStrong credit purchases as opposed to refinances Underlying mortgages related toare typically home Granular portfolio100+ with relationships banking Focus onfull relationships service and customer Extensive backroomprovides collateral monitoring market end toresidential mortgagesale origination to Provide warehouse financ 1 1 Other includes primary franchisei obligations is a where Source: MortgageBankersAssociation5/18/18 MortgageFinanceof (MBA) Forecastas • • • 16% 1 ihgn2%Other 10% Texas 8% 21% Michigan 61% California No charge-offsNo since2010 Industry: ~60% purchase Comerica: ~80%purchase (Based onperiod-endloanoutstandings) Franchise Distribution Geographic Dispersion Other European 11% $7.4B Total Total Honda/Acura ing: bridge from ing: bridge 14% 1 Nissan/ Infiniti Ford 6% 9% ndeterminableand leasingcompanies, car heavy truck, (rental Mercedes on for consistent, reliable approach reliable on forconsistent, Fiat/Chrysler 3% 11% GM 7% 4Q12 2.5 4.6 . . . . MBA Mortgage Originations Forecast 4Q12 2,094 Q831 Q811 2Q19 1Q19 4Q18 3Q18 2Q18 FloorPlan 1Q13 2.8 4.9 447 ● 1Q13 1,737 performance Robust monitoring of company inventory and qualityStrong credit group) dealerships in more or Focus on“MegaDealer”(five Top tierstrategy 2 2Q13 3.1 5.1 billions $ in 2Q13 1,815 3Q13 2.9 4.9 3Q13 1,605 Actual MBA Mortgage Origination Volumes 4Q13 3.2 5.3 4Q13 1,109 1Q14 3.2 5.3 1Q14 886 2Q14 3.5 5.7 450 2Q14 1,319 3Q14 1,595 Average Loans 3Q14 3.2 5.5 Average Loans Purchase 4Q14 1,397 4Q14 3.4 5.7 ($ in millions) ($ in ($ in billions) ($ in ($ in billions) ($ in 1Q15 1,399 1Q15 3.5 5.9 2Q15 2,089 2Q15 3.6 6.0 370 3Q15 2,136 3Q15 3.5 6.0 4Q15 1,742 Refinance 4Q15 3.7 6.2 1Q16 1,674 1Q16 3.8 6.2 2Q16 2,145 3Q16 2,544 2Q16 4.0 6.5 355 4Q16 2,352 3Q16 3.8 6.3 1,2 4Q16 4.0 6.6 1Q17 1,450 2Q17 1,780 1Q17 4.1 6.8 3Q17 1,974 2Q17 4.3 7.1 465 4Q17 1,861 3Q17 3.9 6.9 1Q18 1,435 1 4Q17 4.1 7.1 200 300 400 500 600 700 800 900 22 1Q18 4.2 7.3 21

Technology and Life Sciences

20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~800 customers (including ~225 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 11 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile



Technology & Life Sciences Avg. Loans
($ in billions)
Equity Fund Services
3.2
3.2
3.3
3.5
3.5
1.6
1.7
1.9
2.0
2.1
1Q17
2Q17
3Q17
4Q17
1Q18



Customer Segment Overview
(based on period-end loans)
Growth 19%
Leveraged Finance 8%
Early Stage 8%
Late Stage 5%
Total $3.7B
Equity Fund Services 60%

3/31/18

Comerica Bank

23

1Q18 Net Interest Income Benefits from Higher Rates

NIM increased 14 basis points



Net Interest Income
($ in millions)
NIM
470
500
546
545
549
2.85
3.03
3.28
3.27
3.41
1Q17
2Q17
3Q17
4Q17
1Q18

$545MM	4Q17	3.27%
+ 11MM	Loan impacts: +$32MM Higher rates (+20 bps) - $10MM Two fewer days - $ 5MM Lower average loans - $ 4MM Other dynamics (-2 bps) - $ 2MM Nonaccrual interest (-1 bp)	+0.17
+ 1MM	Balances at Fed: + Higher rates & lower balance	+ 0.03
- 3MM	Deposit costs: - Higher rates & higher balance	- 0.03
- 5MM	Wholesale funding: - Higher rates & higher balance	- 0.03
$549MM	1Q18	3.41%

Net Impact due to rates: $27MM & 17 bps on the NIM

1Q18 compared to 4Q17

Comerica Bank

24

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 1Q18 Standard Model

($ in millions)


~75
~125
~165
~185
~215
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

3/31/18 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

25

Benefit from Rise in Interest Rates
Greatest NIM expansion relative to peers

Interest-bearing Deposit Cost[1] 1Q18

(In basis points)


25 28 28 33 36 43 45 46 51 55 57 64
CMA CFR ZION RF MTB HBAN STI BBT KEY FITB BOKF FHN

- Relationship banking approach
- Prudent management of loan & deposit pricing
- Balance sheet well-positioned
  - 90% of loans are floating rate
  - 62% of interest-bearing deposits are retail

Change in Loan Yields[2] 1Q18 vs. 1Q17

(In basis points)


70 57 57 50 46 42 37 37 33 26 25 24
CMA BOKF FHN CFR MTB FITB RF ZION STI BBT HBAN KEY

Change in Net Interest Margin[1] 1Q18 vs. 1Q17

(In basis points)


56 51 37 21 18 18 16 15 2 - (2) (12)
CMA FHN MTB RF BOKF ZION FITB STI KEY HBAN BBT CFR

3/31/18 • [1]Source: S&P Global Market Intelligence • [2]Source: 1Q18 press releases or financial supplements; CFR data per S&P Global Market Intelligence

Comerica Bank

26

1Q18 Securities Portfolio Stable

Replaced prepays at slightly higher yield



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.2 12.2 12.2 12.2 12.0 12.2 12.0
9.3 9.3 9.4 9.3 9.2 9.4 9.3
2.01 2.05 2.05 2.07 2.09
1Q17 2Q17 3Q17 4Q17 1Q18 4Q17 1Q18
Average Balances
Period-end

Duration of 3.3 years[1]

- Extends to 3.9 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $270MM[2]

Net unamortized premium of $18MM[3]

GNMA ~61% of MBS portfolio

3/31/18 • [1]Estimated as of 3/31/18 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

27

1Q18 Credit Quality Strong

Positive credit migration continued with declines in criticized & nonaccrual loans



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
754 753 753 754 738
1.47 1.43 1.45 1.45 1.42
1Q17 2Q17 3Q17 4Q17 1Q18



Criticized Loans[1]
($ in millions)
NALs
Criticized as a % of Total Loans
2,636 2,492 2,434 2,231 2,120
5.5 5.0 5.0 4.5 4.3
521 493 444 402 326
1Q17 2Q17 3Q17 4Q17 1Q18

Portfolio Credit Metrics

$ in millions	Energy	Ex-Energy	Total
Total loans	$1,848	$47,392	$49,240
% of total CMA	4%	96%	100%
Criticized[1]	$468	$1,652	$2,120
Ratio	25.3%	3.5%	4.3%
Q/Q change	$(40)	$(71)	$(111)
Nonaccrual	$102	$224	$326
Ratio	5.5%	0.5%	0.7%
Q/Q change	$(6)	$(70)	$(76)
Net charge-offs[2]	-	28	28
Ratio[3]	-	0.23%	0.23%
Q/Q change	$(1)	$13	$12
Allowance[4]/NPLs			209%
Allowance[4]/LTM NCOs			8.0x

3/31/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs • [3]Net credit-related charge-offs (annualized) to average loans • [4]Allowance for loan losses

Comerica Bank

28

1Q18 Noninterest Income Decreased Following Strong 4Q17

Decreased $7MM, ex. accounting change



Noninterest Income
($ in millions)
Impact of accounting change[1]
271
276
275
285
244
26
28
30
34
245
248
245
251
1Q17
2Q17
3Q17
4Q17
1Q18

- $32MM Card (+$1MM ex. accounting change)
- $4MM Commercial lending (syndication)
- $3MM Bank-owned life insurance
- $2MM Customer Derivatives (other)
+ $ 2MM Fiduciary
+ $ 1MM Brokerage



GEAR Up Remained on Track YoY
($ in millions)
Card Fees +15%
(ex. accounting change[1])
Fiduciary +5%
Brokerage +27%
77
25
52
59
49
52
5
7
1Q17
1Q18
1Q17
1Q18
1Q17
1Q18

1Q18 compared to 4Q17 • [1]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products will be presented net of costs, effectively lowering both noninterest income and expense (see 10-Q). See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

29

1Q18 Noninterest Expense Control: Efficiency ratio 56%[1]

Declined $1MM, ex. accounting change, restructuring & one-time employee bonus



Noninterest Expenses[3]
($ in millions)
Impact of accounting change[2]
Restructuring
One-time employee bonus
457
457
463
483
446
26
28
30
34
11
14
7
13
16
5
420
415
426
431
430
1Q17
2Q17
3Q17
4Q17
1Q18

- $38MM Outside processing fees (-$4MM ex. accounting change)
- $ 5MM Business tax refund (other)
- $ 3MM Advertising
- $ 2MM Occupancy
+ $ 7MM Salaries & benefits
  + Annual stock comp & higher payroll taxes
  - Two fewer days in 1Q18
  - 4Q17 one-time employee bonus
+ $ 3MM Restructuring



GEAR Up Remained on Track YoY
(In percentage points)
Efficiency Ratio[1]
Adj. Efficiency Ratio[3]
62
56
59
54
1Q17
1Q18
1Q17
1Q18

1Q18 compared to 4Q17 • [1]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses) • [2]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering both noninterest income & expense (see 10-Q) • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

30

1Q18 Performance Tops Peers

Continue to post best in class total shareholder returns


Net Interest Income[1]
(Growth; 1Q18 vs. 1Q17)
17%
11%
CMA
Peer Average
Efficiency Ratio[1]
(1Q18)
56.33%
62.93%
CMA
Peer Average
Return on Equity[1]
(1Q18)
14.37%
11.54%
CMA
Peer Average
Return on Assets[1]
(1Q18)
1.62%
1.36%
CMA
Peer Average


Highest 1 Year Total Return[2]
(12/31/17)
27%
11%
CMA
Peer Average
Highest 3 Year Total Return[2]
(12/31/17)
95%
58%
CMA
Peer Average
Highest 5 Year Total Return[2]
(12/31/17)
212%
129%
CMA
Peer Average
YTD Stock Price vs. Peers[1]
(5/31/18)
9%
4%
CMA
Peer Average

[1]Source for Peer Average: S&P Global Market Intelligence; Efficiency Ratio for CFR not available; Return on Assets for RF per 1Q18 Press Release; See slide 32 for list of peer banks • [2]Source: Bloomberg

Comerica Bank

31

Top Tier Returns


Return on Assets[1]
1Q18
(In percentage points)
0.95
1.22
1.24
1.27
1.27
1.28
1.32
1.36
1.45
1.45
1.62
2.02
FHN
MTB
KEY
BOKF
HBAN
STI
RF
CFR
BBT
ZION
CMA
FITB


Return on Equity[2]
1Q18
(In percentage points)
8.79
9.15
10.75
11.23
11.43
11.82
12.39
13.00
13.30
13.62
14.37
18.60
FHN
MTB
RF
STI
BBT
KEY
BOKF
HBAN
ZION
CFR
CMA
FITB

3/31/18 • [1]Source: S&P Global Market Intelligence; RF data per 1Q18 financial supplement • [2]Source: 1Q18 press releases or financial supplements

Comerica Bank

32

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	–
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB	–
Large Banks	U.S. Bancorp	A1	A+	AA-
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+
	JPMorgan	A3	A-	A+
	Bank of America	A3	A-	A

As of 6/6/18 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

33

Funding & Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $3.8B outstanding
  - $4.4B remaining borrowing capacity
- Brokered deposits
- Fed funds/Repo markets

Debt Profile by Maturity[1]

($ in millions)


Subordinated Notes
Senior Notes[1]
FHLB Advance
350
675
350
3,200
1,000
2019
2020
2025
2026
2028

3/31/18 • [1]Face value at maturity

Funding Profile At March 31, 2018

($ in billions)


Interest-Bearing Deposits $26.7 37%
Noninterest-Bearing Deposits $31.0 44%
Equity $8.0 11%
Wholesale Debt $5.6 8%

Comerica Bank

34

Adoption of Accounting Standards1 Reclassifications due to change in revenue recognition and pension accounting Certain revenue items reported net of related costs Revenue Recognition Prior Qtrs Not Restated 2 (Prospective ) 1Q18 4Q17 3Q17 2Q17 1Q17 . Adoption of new accounting standard for revenue recognition resulted in change in presentation which Noninterest income records certain costs in same category as associated Card fees (34) (33) (29) (26) (25) revenues Deposit service charges (1) (1) (1) (2) (1) . Improves efficiency ratio Noninterest expenses . No impact to bottom line Outside processing fees (35) (34) (30) (28) (26) . Net presentation started 1Q182 Certain components of pension benefit reported in other expenses Pension Accounting All Qtrs Restated Adoption of a new accounting standard for pension (Retrospective) . 1Q18 4Q17 3Q17 2Q17 1Q17 costs pertaining to actuarial estimates, other than Noninterest expenses employee service costs, resulted in reclassification Salaries & benefits 13 13 12 12 12 . Total annual pension costs unchanged at $19MM credit per annum Other noninterest expenses (13) (13) (12) (12) (12) . No impact to bottom line . Retrospective application to prior quarters 1Effective 1/1/18, adopted new revenue recognition standard & pension accounting standard (see 10-Q) ● 2Effective 1/18, adopted modified retrospective approach. Prior quarter impacts in chart presented for comparability purposes. 35 Reconciliation of Non-GAAP Financial Measures (dollar amounts in millions, except per share data) 1Q18 4Q17 1Q17 (dollar amounts in millions, except per share data) 1Q18 4Q17 1Q17 Adjusted Earnings per Common Share: Adjusted Net Income, ROA and ROE: Net income available to common shareholders $279 $112 $200 Net income $281 $112 $202 Restructuring charges, net of tax 12 8 7 Restructuring charges, net of tax 12 8 7 Deferred tax adjustment (3) 107 — Deferred tax adjustment (3) 107 — One-time employee bonus, net of tax — 3 — One-time employee bonus, net of tax — 3 — Tax benefits from employee stock transactions (19) (4) (24) Tax benefits from employee stock transactions (19) (4) (24) Adjusted net income available to common Adjusted net income $271 $226 $185 shareholders $269 $226 $183 Average assets $70,326 $71,398 $71,819 Diluted average common shares (in millions) 175 176 180 Reported ROA 1.62% 0.62% 1.14% Reported diluted earnings per common share $1.59 $0.63 $1.11 Adjusted ROA 1.56 1.26 1.05 Adjusted diluted earnings per common share 1.54 1.28 1.02 Average common shareholder's equity $7,927 $7,987 $7,865 Adjusted Noninterest Income, Noninterest Reported ROE 14.37% 5.58% 10.42% Expenses and Efficiency Ratio: Adjusted ROE 13.85 11.24 9.56 Noninterest income $244 $285 $271 Proforma effect of adopting new accounting standard — (34) (26) Adjusted noninterest income $244 $251 $245 Noninterest Expenses $446 $483 $457 Proforma effect of adopting new accounting standard — (34) (26) Restructuring charges (16) (13) (11) One-time employee bonus — (5) — Adjusted noninterest expenses $430 $431 $420 Net interest income $549 $545 $470 Efficiency ratio: Reported 56.33% 58.14% 61.71% Adjusted 54.32 54.23 58.79 Comerica believes these non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and performance trends. Comerica believes the adjusted data shown above provides a greater understanding of ongoing operations and enhances comparability of results with prior periods. 36